UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2012 (November 30, 2012)

Aircastle Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place,
Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Indenture for 6.25% Senior Notes due 2019

On November 30, 2012, Aircastle Limited (the “Company”) issued $500 million aggregate principal amount of 6.25% Senior Notes due 2019 (the “Notes”), pursuant to an Indenture, dated as of November 30, 2012 (the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee for the Notes (the “Trustee”). A description of the Notes is set forth herein under Item 2.03.

Registration Rights Agreement for the Notes

In connection with the issuance of the Notes, on November 30, 2012, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), among the Company and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and RBC Capital Markets, LLC.

Pursuant to the Registration Rights Agreement, the Company agreed, for the benefit of the holders of the Notes, to file a registration statement with respect to a registered exchange offer to exchange the Notes for new Notes with terms substantially identical in all material respects with the Notes. Pursuant to the Registration Rights Agreement, the Company agreed to file such registration statement with the SEC within 180 days after November 30, 2012 and to use all commercially reasonable efforts to cause the registration statement to be declared effective by the SEC within 245 days after November 30, 2012. The Company agreed to file a shelf registration statement with the SEC for the resale of the Notes if it cannot complete an exchange offer within the time periods listed in the preceding sentence and in certain other circumstances. The Company may be required to pay liquidated damages if it fails to comply with the registration and exchange requirements set forth in the Registration Rights Agreement.

The foregoing description is not complete and is qualified in its entirety by the Registration Rights Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Notes will mature on December 1, 2019 and bear interest at the rate of 6.25% per annum. The Company may redeem all or a portion of the Notes at any time at an established redemption price, as described in the Indenture. In addition, prior to December 1, 2015, the Company may redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings at a redemption price equal to 106.25%, plus accrued and unpaid interest.

If the Company undergoes a change of control, it must offer to repurchase the Notes at 101% of the principal amount, plus accrued and unpaid interest.

The Notes are the Company’s unsecured senior obligations and rank equally in right of payment with all of the Company’s existing and future senior debt and rank senior in right of payment to all of the Company’s existing and future subordinated debt. The Notes are effectively junior in right of payment to all of the Company’s existing and future secured debt to the extent of the assets securing such debt, and to any existing and future liabilities of the Company’s subsidiaries. The Notes are not guaranteed by any of the Company’s subsidiaries or any third party.

The Company intends to use the net proceeds from the offering of Notes for general corporate purposes, including the purchase of aviation assets.

The Indenture contains covenants limiting the Company’s and the Company’s restricted subsidiaries’ ability to:

•	incur or guarantee additional indebtedness and issue disqualified stock or preference shares;

•	sell assets;

•	incur liens;

•	pay dividends on or make distributions in respect of the Company’s capital stock or make other restricted payments;

•	agree to any restrictions on the ability of restricted subsidiaries to transfer property or make payments to the Company;

•	make certain investments;

•	guarantee other indebtedness without guaranteeing the Notes;

•	consolidate, amalgamate, merge, sell or otherwise dispose of all or substantially all of the Company’s assets; and

•	enter into transactions with the Company’s affiliates.

These covenants are subject to a number of important and significant limitations, qualifications and exceptions. Many of these covenants will cease to apply at all times after the Notes are rated investment grade from both Moody’s Investors Service, Inc. and Standard & Poor’s.

Events of default under the Indenture include, among others, the following: default for 30 days in the payment when due of interest on the Notes; default in payment when due of the principal of, or premium, if any, on the Notes; failure to comply with certain covenants in the Indenture; and certain events of bankruptcy or insolvency. In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to the Company, all Notes then outstanding will become due and payable immediately without further action or notice.

The foregoing description is not complete and is qualified in its entirety by the Indenture, which is filed herewith as Exhibit 4.1 and incorporated herein by this reference.

Item 3.03	Material Modification to Rights of Security Holders

The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 3.03.

Under the terms of the Indenture, the Company is subject to certain covenants that, among other things, limit its ability to pay dividends on or make distributions in respect of its capital stock, subject to certain exceptions and qualifications.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description

4.1	Indenture, dated as of November 30, 2012 by and among Aircastle Limited and Wells Fargo Bank, National Association, as trustee.

10.1	Registration Rights Agreement, dated as of November 30, 2012, by and among Aircastle Limited and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and RBC Capital Markets, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

By:	/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and Secretary

Date: November 30, 2012

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of November 30, 2012 by and among Aircastle Limited and Wells Fargo Bank, National Association, as trustee.

10.1	Registration Rights Agreement, dated as of November 30, 2012, by and among Aircastle Limited and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and RBC Capital Markets, LLC.